FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2011

TELEPHONE AND DATA SYSTEMS, INC.

(Exact name of registrant as specified in their charter)

Delaware (State or other jurisdiction of incorporation)	001-14157 (Commission File Number)	36-2669023 (I.R.S. Employer Identification No.)

30 North LaSalle Street, Suite 4000, Chicago, Illinois (Address of principal executive offices)		60602 (Zip Code)

Registrant’s telephone number, including area code:  (312) 630-1900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements for Certain Officers

Pursuant to Item 5.02(e) of Form 8-K, Telephone and Data Systems, Inc. (“TDS”) is filing this Form 8-K to report the amount of bonuses paid to its named executive officers in 2011 with respect to 2010 performance.

TDS filed a Current Report on Form 8-K dated November 18, 2009 that included or incorporated exhibits of  Guidelines for the Determination of Annual Bonus for (i) the President and Chief Executive Officer of TDS, (ii) the President and Chief Executive Officer of TDS’s subsidiary, United States Cellular Corporation (“U.S. Cellular”), who is deemed to be an executive officer of TDS under rules of the Securities and Exchange Commission (“SEC”), and (iii) certain other officers of TDS (collectively “Guidelines”).  Such Guidelines provide that the entire amount of the bonus is discretionary.  As a result, officers are not entitled to any bonus unless and until paid.  However, the Guidelines provide that, to the extent and only to the extent that any bonus is paid for a performance year, such bonus shall be deemed to have been earned on December 31 of that performance year.

Accordingly, TDS is filing this Current Report on Form 8-K to disclose the amounts of bonuses paid to its named executive officers in 2011 with respect to 2010 performance, which were deemed to have been earned on December 31, 2010 once they were paid in 2011 pursuant to the terms of the Guidelines.  Pursuant to Instruction 4 of Item 5.02, the below named executive officers include the persons who were identified as named executive officers in TDS’ most recent proxy statement filing with the SEC on April 23, 2010 (which will not  be the same as the persons who will be named executive officers in the 2011 proxy statement).

Pursuant to the foregoing, the following amounts of bonuses were paid to the below named executive officers on March 11, 2011 relating to 2010 performance:

	LeRoy T. Carlson, Jr.	Kenneth R. Meyers	John E. Rooney*	Scott H. Williamson	David A. Wittwer
Bonus Paid in 2011 for 2010 Performance...............................	$875,000	$353,900	$-0-	$235,100	$297,500

*John E. Rooney retired on May 31, 2010 and, accordingly, did not receive a bonus with respect to 2010.

The above shows the entire amount of the bonus paid, whether or not some or all of such bonus has been deferred and whether or not some portion of such amount will be reported as non-equity incentive plan compensation in the 2011 proxy statement.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on their behalf by the undersigned, thereto duly authorized.

Telephone and Data Systems, Inc.
(Registrant)

Date:	March 11, 2011

By:	/s/ Douglas D. Shuma
Douglas D. Shuma Senior Vice President and Corporate Controller